ANNEX B
                                    NEW ISSUE
                                   TERM SHEET

   ANY INVESTMENT DECISION WTH RESPECT TO THE SECURITIES SHOULD BE MADE BY YOU BASED UPON THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND
      PROSPECTUS RELATING TO THE SECURITIES. THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL
                      PROSPECTUS SUPPLEMENT AND PROSPECTUS.
 THE INFORMATION CONTAINED HEREIN SUPERSEDES THE INFORMATION IN ALL PRIOR TERM
                                 SHEETS, IF ANY.
                 -----------------------------------------------

                                 $984,980,000

                  GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2001-1
                 -----------------------------------------------

             GE CAPITAL COMMERCIAL MORTGAGE CORPORATION--DEPOSITOR
               GE CAPITAL LOAN SERVICES, INC.--MASTER SERVICER
                MIDLAND LOAN SERVICES, INC.--SPECIAL SERVICER

          GENERAL ELECTRIC CAPITAL CORPORATION--MORTGAGE LOAN SELLER
       MORGAN GUARANTY TRUST COMPANY OF NEW YORK--MORTGAGE LOAN SELLER
              BEAR, STEARNS FUNDING, INC. --MORTGAGE LOAN SELLER

                 -----------------------------------------------


                                   FOR FURTHER
                              INFORMATION CONTACT:

                                    JPMORGAN

              Brian Baker         Glenn Riis         Andy Taylor
            (212) 648-1413     (212) 834-3813      (212) 834-3813


JPMORGAN                                                BEAR, STEARNS & CO. INC.
Book Running Manager

DEUTSCHE BANC ALEX. BROWN                              SALOMON SMITH BARNEY INC.

The analyses in this report are based upon information provided by General Electric Capital Corporation, Morgan Guaranty Trust Company of New York and Bear, Stearns Funding, Inc. (the "Sellers"). JPMorgan, a division of Chase Securities Inc. ("Chase Securities"), Bear, Stearns & Co. Inc., Deutsche Banc Alex. Brown, and Salomon Smith Barney Inc. (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   April 2001

--------------------------------------------------------------------------------

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                                                      SUMMARY OF CERTIFICATES

---------- --------------- -------------- ---------------- ------------ ----------- ------------ ------------ ------------
           INITIAL CLASS                       PASS-         ASSUMED    INITIAL      WEIGHTED                  PRINCIPAL
            CERTIFICATE                       THROUGH         FINAL     PASS-THROUGH  AVERAGE     EXPECTED        OR
             BALANCE OR     APPROXIMATE        RATE        DISTRIBUTION RATE           LIFE        RATINGS     NOTIONAL
CLASS         NOTIONAL        CREDIT        DESCRIPTION     DATE (5)    (APPROX.)   (YEARS) (6)   (MOODY'S     PRINCIPAL
             AMOUNT (1)       SUPPORT                                                              /FITCH)    WINDOW (6)
---------- --------------- -------------- ---------------- ------------ ----------- ------------ ------------ ------------
   A-1      $171,865,000       22.500%          Fixed           10/10       6.0790%       5.67        Aaa/AAA    6/01-10/10
   A-2      $703,045,000       22.500%          Fixed            3/11       6.5310%       9.74        Aaa/AAA    10/10-3/11
    B        $45,157,000       18.500%          Fixed            3/11       6.7190%       9.87        Aa2/AA      3/11-3/11
    C        $49,390,000       14.125%          Fixed (3)        4/11       6.9710%       9.95         A2/A       3/11-4/11
    D        $15,523,000       12.750%          Fixed (3)        4/11       7.1080%       9.95         A3/A-      4/11-4/11
   X-1    $1,128,916,742       N/A           Variable I/O (2)     N/A       0.8115%        N/A        Aaa/AAA        N/A
   X-2      $662,592,000       N/A           Variable I/O (2)     N/A       0.9536%        N/A        Aaa/AAA        N/A
    E        $15,522,000       11.375%          Fixed (3)         N/A       6.6570%        N/A       Baa1/BBB+       N/A
    F        $15,523,000       10.000%          Fixed (3)         N/A       6.7230%        N/A       Baa2/BBB        N/A
    G        $14,112,000        8.750%          Fixed (3)         N/A       7.0350%        N/A       Baa3/BBB-       N/A
    H        $25,400,000        6.500%          Fixed (3)         N/A       6.2070%        N/A        Ba1/BB+        N/A
    I        $18,345,000        4.875%          Fixed (3)         N/A       6.2070%        N/A        Ba2/BB         N/A
    J         $9,878,000        4.000%          Fixed (3)         N/A       6.2070%        N/A        Ba3/BB-        N/A
    K         $9,878,000        3.125%          Fixed (3)         N/A       6.2070%        N/A         B1/NA         N/A
    L        $14,112,000        1.875%          Fixed (3)         N/A       6.2070%        N/A         B2/NA         N/A
    M         $4,233,000        1.500%          Fixed (3)         N/A       6.2070%        N/A         B3/NA         N/A
    N        $16,933,742        0.000%          Fixed (3)         N/A       6.2070%        N/A         NA/NA         N/A
---------- --------------- -------------- ---------------- ------------ ----------- ------------ ------------ ------------



(1)   Approximate, subject to a permitted variance of plus or minus 10%.

(2) The aggregate of the pass-through rates on the Class X-1 and Class X-2 certificates (the "Class X Certificates") will be equal to the excess, if any, of (1) the weighted average of the net interest rates on the mortgage loans determined without regard to any reductions in the interest rate resulting from modification of the mortgage loans (in each case converted, if necessary, to a rate expressed on the basis of a 360-day year consisting of twelve 30-day months), over (2) the weighted average of the pass-through rates of the other certificates (other than the residual certificates and the Class S certificates) as described in the prospectus supplement.

(3) For any distribution date, if the weighted average of the net interest rates on the mortgage loans determined without regard to any reductions in the interest rate resulting from modification of the mortgage loans (in each case converted to a rate expressed on the basis of a 360-day year consisting of twelve 30-day months) as of the first day of the related due period is less than the rate specified for the Class C, Class D, Class E, Class F, Class G, Class H, Class I, Class J, Class K, Class L, Class M and Class N certificates with respect to the distribution date, then the pass-through rate for that class of certificates on that distribution date will equal the weighted average net mortgage interest rate.

(4) The assumed final distribution dates set forth have been determined on the basis of the assumptions described in "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date" in the prospectus supplement. The rated final distribution date for each class of certificates is May 15, 2033. See "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date" in the prospectus supplement.

(5) The weighted average life and period during which distributions of principal would be received (or applied in the case of the notional amount of Class X certificates) set forth in the foregoing table with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity Considerations--Weighted Average Life" in the prospectus supplement and on the assumptions that there are no prepayments (other than on each anticipated prepayment date, if any) or losses on the mortgage loans and that there are no extensions of maturity dates of mortgage loans. The weighted average life has been rounded to the second decimal place.

The Class X-1, Class X-2, Class E, Class F, Class G, Class H, Class I, Class J, Class K, Class L, Class M and Class N certificates are not offered by the prospectus supplement. The Class S, Class R and Class LR certificates are not offered by the prospectus supplement or represented in this table.

--------------------------------------------------------------------------------
COLLATERAL OVERVIEW:
-----------------------------

Aggregate Principal Balance:                                $1,128,916,743
Number of Mortgage Loans:                                              151
Number of Mortgaged Properties:                                        165
Average Principal Balance:                                      $7,476,270
Weighted Average Current Mortgage Rate:                              7.65%
Weighted Average Underwritten DSCR:                                  1.41x
Weighted Average Cut-off Date LTV:                                     70%
Weighted Average Original Term to Maturity (months):                   121
Weighted Average Remaining Term to Maturity (months):                  118
Weighted Average Original Amortization Term (months):                  346
Balloon Loans as a % of Total:                                      86.15%
APD Loans as a % of Total:                                          12.41%
Fully Amortizing Loans as a % of Total:                              1.43%
Ten Largest Loans as a % of Total:                                  28.46%




                                 AGGREGATE                 LOAN
  TEN LARGEST LOAN SUMMARY     CUT-OFF DATE    % OF IPB     PER        CUT-OFF    DSCR    PROPERTY
                                  BALANCE                 SF/UNIT        LTV               TYPE
------------------------------ -------------- --------- ----------- ---------- -------- -----------
59 Maiden Lane (Aaa/AA)          $49,959,015      4.43%     $48.18      24.98%   2.75x  Office
Long Wharf Maritime Center I      37,448,914      3.32      $90.09      68.09    1.31x  Office
Synergy Business Park I and
II Loans                          35,264,956      3.12      $61.44      70.69    1.23x  Office
818 West Seventh Street           33,755,090      2.99      $89.44      62.51    1.61x  Office
Ell Portfolio II (Baa1/BBB-)      32,891,735      2.91     $38,291      56.42    2.11x  Hotel
Shoppes at Dadeland               28,978,305      2.57     $275.51      80.50    1.23X  Retail
Pescadero Apartments              28,963,183      2.57    $170,372      64.36    1.39X  Multifamily
Information Resources             25,882,222      2.29     $102.71      61.62    1.50x  Office
Civic Executive Center            25,115,568      2.22     $150.29      69.77    1.25x  Office
510 Fifth Avenue                  22,981,698      2.04     $375.77      78.44    1.33x  Office
TOTAL/WEIGHTED AVERAGE          $321,240,685    28.46%                 61.02%    1.65X
------------------------------ -------------- --------- ----------- ---------- -------- -----------





       STATE          NUMBER OF MORTGAGED    AGGREGATE CUT-OFF DATE       % OF INITIAL POOL
                           PROPERTIES                BALANCE                   BALANCE
--------------------- --------------------- ---------------------- -----------------------------
California                     27               $228,434,423                       20.23%
Florida                        16                105,401,300                         9.34
New York                       5                  85,477,735                         7.57
Texas                          19                 84,000,399                         7.44
Georgia                        9                  71,096,388                         6.30
Other States                   89                554,506,498                        49.12
TOTAL                         165             $1,128,916,743                      100.00%
--------------------- --------------------- ---------------------- -----------------------------




Lead Manager:                    JPMorgan (book and co-lead); Bear, Stearns & Co. Inc.
                                 (co-lead)
Master Servicer:                 GE Capital Loan Services, Inc.
Special Servicer:                Midland Loan Services, Inc.
Trustee:                         LaSalle Bank National Association
Mortgage Loan Sellers:           General Electric Capital Corporation (59.14%)
                                 Morgan Guaranty Trust Company of New York (29.90%)
                                 Bear, Stearns Funding, Inc. (10.96%)
Closing:                         On or about May 2, 2001
Cut-off Date:                    May 11, 2001
Distribution Date:               15th day of each month or following business day
ERISA Eligible:                  All offered certificates are expected to be ERISA eligible
SMMEA Eligible:                  No classes are eligible
Structure:                       Sequential Pay
Day Count:                       30/360, payable monthly
Tax Treatment:                   REMIC
Rated Final Distribution Date:   May 15, 2033
Minimum Denominations:           $10,000  initial  principal  amount for the publicly  offered certificates.  Each  certificate will be offered in multiples of $1 in excess of the minimum denomination.
Delivery:                        DTC, Clearstream Banking, Euroclear


                                           NUMBER OF    AGGREGATE CUT-OFF
         PREPAYMENT PROVISIONS             MORTGAGE            DATE          % OF INITIAL
                                             LOANS           BALANCE         POOL BALANCE

---------------------------------------- -------------- ------------------- ---------------
Lockout period followed by defeasance         149           $1,120,184,132          99.23%
Lockout period followed by yield               1                 6,082,610            0.54
maintenance
Lockout period followed by penalty             1                 2,650,000            0.23
charge
TOTAL                                         151           $1,128,916,743         100.00%
---------------------------------------- -------------- ------------------- ---------------



                                 NUMBER OF         AGGREGATE CUT-OFF
    PROPERTY TYPE (1)            MORTGAGED                DATE            % OF INITIAL POOL
                                PROPERTIES              BALANCE                BALANCE
--------------------------- -------------------- ----------------------- ---------------------
Office                              45                     $468,452,021                41.50%
Retail                              50                      303,231,403                 26.86
Multifamily                         22                      158,336,661                 14.03
Hotel                               11                       68,991,747                  6.11
Self-Storage                        16                       55,261,300                  4.90
Manufactured Housing                12                       39,172,524                  3.47
Industrial                           8                       30,485,707                  2.70
Parking Garage                       1                        4,985,379                  0.44
TOTAL                               165                  $1,128,916,743               100.00%
--------------------------- -------------------- ----------------------- ---------------------



JPMORGAN                                                BEAR, STEARNS & CO. INC.
Book Running Manager


                                  Page 2 of 16

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.



                             COLLATERAL STATISTICS

            RANGE OF DSCR        NUMBER OF MORTGAGE         AGGREGATE CUT-OFF          % OF INITIAL POOL
                                 LOANS/PROPERTIES            DATE BALANCE                   BALANCE
------------------------------------------------------- ------------------------ -----------------------
  1.143x to 1.209x                       7/7                      $60,195,285                5.33%
  1.210x to 1.239x                      24/24                     139,651,831               12.37
  1.240x to 1.259x                      23/23                     161,487,377                14.30
  1.260x to 1.299x                      23/28                     161,749,423                14.33
  1.300x to 1.359x                      36/39                     257,602,152                22.82
  1.360x to 1.489x                      26/26                     148,663,760                13.17
  1.490x to 2.750x                      12/18                     199,566,915                17.68
  TOTAL                                 151/165                $1,128,916,743              100.00%
  ---------------------------------- ------------------- --------------------- --------------------



RANGE OF LTV RATIOS              NUMBER OF MORTGAGE        AGGREGATE CUT-OFF          % OF INITIAL POOL
                                 LOANS/PROPERTIES            DATE BALANCE                  BALANCE
-------------------------------------------------------------------------------------------------------
  24.980% - 59.999%                    10/16                  $117,707,697                 10.43%
  60.000% - 64.999%                    13/13                   145,777,210                  12.91
  65.000% - 68.999%                    14/14                   122,138,261                   9.93
  69.000% - 72.999%                    26/34                   223,681,794                  19.81
  73.000% - 76.999%                    36/36                   177,998,224                  15.77
  77.000% - 79.999%                    45/45                   283,677,799                  25.13
  80.000% - 81.699%                     7/7                     67,935,756                   6.02
  TOTAL                               151/165               $1,128,916,743                100.00%
-------------------------------------------------------- ------------------ ----------------------



         RANGE OF PRINCIPAL               NUMBER OF MORTGAGE        AGGREGATE CUT-OFF          % OF INITIAL POOL
        CUT-OFF DATE BALANCES             LOANS/PROPERTIES            DATE BALANCE                  BALANCE
------------------------------------ --------------------------- ----------------------- -----------------------
   $925,000 - 2,000,000                         16/16                     $25,093,607                2.22%
  2,000,001 - 4,000,000                         46/46                     135,675,283                12.02
  4,000,001 - 7,000,000                         41/41                     220,228,945                19.51
  7,000,001 - 12,000,000                        24/29                     224,679,908                19.90
 12,000,001 - 20,000,000                        14/17                     215,169,677                19.06
 20,000,001 - 30,000,000                         6/6                      154,014,570                13.64
 30,000,001 - 50,000,000                        4/10                      154,054,754                13.65
  TOTAL                                        151/165                 $1,128,916,743              100.00%
------------------------------------ --------------------------- -------------------- --------------------



     YEAR OF SCHEDULED MATURITY           NUMBER OF MORTGAGE        AGGREGATE CUT-OFF          % OF INITIAL POOL
    ANTICIPATED REPAYMENT DATE            LOANS/PROPERTIES            DATE BALANCE                  BALANCE
------------------------------------ --------------------------- ----------------------- -----------------------
  2005                                           1/1                     $6,878,359                0.61%
  2006                                           2/2                     15,860,517                 1.40
  2010                                          22/31                   203,432,041                18.02
  2011                                         123/128                  880,479,136                77.99
  2016                                           1/1                      6,082,610                 0.54
  2020                                           1/1                      2,479,440                 0.22
  2021                                           1/1                     13,704,640                 1.21
  TOTAL                                        151/165               $1,128,916,743              100.00%
------------------------------------ --------------------------- ----------------------- -----------------------



       RANGE OF MORTGAGE RATES            NUMBER OF MORTGAGE        AGGREGATE CUT-OFF          % OF INITIAL POOL
                                          LOANS/PROPERTIES            DATE BALANCE                  BALANCE
------------------------------------ --------------------------- ----------------------- -----------------------------
  7.000% to 7.299%                              7/7                        $165,895,393                        14.70%
  7.300% to 7.499%                             24/24                        186,337,119                         16.51
  7.500% to 7.699%                             48/48                        326,640,470                         28.93
  7.700% to 7.999%                             40/45                        234,644,353                         20.78
  8.000% to 8.299%                             23/32                        153,114,680                         13.56
  8.300% to 8.599%                              6/6                          35,092,167                          3.11
  8.600% to 8.850%                              3/3                          27,192,562                          2.41
  TOTAL                                       151/165                    $1,128,916,743                       100.00%
------------------------------------ --------------------------- ----------------------- -----------------------------



         AMORTIZATION TYPES            NUMBER OF MORTGAGE LOANS     AGGREGATE CUT-OFF          % OF INITIAL POOL
                                                                      DATE BALANCE                  BALANCE
------------------------------------ --------------------------- ----------------------- -----------------------------
  Balloon Loans                                  134                       $972,581,014                        86.15%
  APD Loans                                       15                        140,151,649                         12.41
  Fully Amortizing Loans                          2                          16,184,080                          1.43
  TOTAL                                          151                     $1,128,916,743                       100.00%
------------------------------------ --------------------------- ----------------------- -----------------------------



  BASIS FOR ACCRUAL OF INTEREST               NUMBER OF             AGGREGATE CUT-OFF          % OF INITIAL POOL
                                            MORTGAGE LOANS            DATE BALANCE                  BALANCE
------------------------------------ --------------------------- ----------------------- -----------------------------
  Actual/360                                     150                     $1,115,212,103                        98.79%
  30/360                                          1                          13,704,640                          1.21
  TOTAL                                          151                     $1,128,916,743                       100.00%
------------------------------------ --------------------------- ----------------------- -----------------------------


                                  Page 3 of 16
--------------------------------------------------------------------------------

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

      ISSUE TYPE:                    Sequential pay multi-class commercial
                                     mortgage REMIC

      OFFERED SECURITIES:            Classes A-1, A-2, B, C, and D

      COLLATERAL:                    Approximately $1,128,916,743 pool of 151
                                     fixed-rate commercial, multifamily and
                                     manufactured housing community mortgage
                                     loans

      LOAN SELLERS:                  General Electric Capital Corporation,
                                     Morgan Guaranty Trust Company of New York and Bear, Stearns Funding, Inc.

      DEPOSITOR:                     GE Capital Commercial Mortgage Corporation

      UNDERWRITERS:                  Lead Managers- JPMorgan (Book Runner);
                                     Bear, Stearns & Co. Inc. Co-Managers-
                                     Deutsche Ban Alex. Brown; Salomon Smith
                                     Barney Inc.

      MASTER SERVICER:               GE Capital Loan Services, Inc.

      PRIMARY SERVICER:              GE Capital Loan Services, Inc.

      SPECIAL SERVICER:              Midland Loan Services, Inc.

      TRUSTEE:                       LaSalle Bank National Association

      PAYING AGENT:                  The Chase Manhattan Bank

      RATING AGENCIES:               Moody's and Fitch

      CUT-OFF DATE:                  May 11, 2001

      CLOSING DATE:                  On or about May 2, 2001

      DISTRIBUTION DATE:             The 15th day of the month or, if that day
                                     is not a business day, the next business day, beginning in June 2001.

      DETERMINATION DATE:            The earlier of (i) the 11th day of the
                                     month in which the related distribution
                                     date occurs, or if such 11th day is not a business day then the immediately preceding business day and (ii) the 4th business day prior to the related distribution date.

      DENOMINATIONS:                 The offered certificates will be offered in
                                     minimum denominations of $10,000 initial principal amount.

      ERISA CONSIDERATIONS:          All offered certificates are expected to be
                                     ERISA eligible

      SMMEA ELIGIBILITY:             No certificates are eligible.

      CERTIFICATE REGISTRATION:      Certificate owners may hold their
                                     certificates through DTC (in the United
                                     States) or Clearstream Banking, societe
                                     anonyme or The Euroclear System (in Europe) if they are participants of that system, or indirectly through organizations that are participants in those systems.


                                  Page 4 of 16
--------------------------------------------------------------------------------

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                            STRUCTRAL CHARACTERISTICS

      INTEREST ACCRUAL PERIOD:       Interest will accrue on the offered
                                     certificates during the calendar month
                                     prior to the related distribution date and will be calculated assuming that each month has 30 days and each year has 360 days.

      PASS-THROUGH RATES:            Certificates will accrue interest at an
                                     annual rate called a pass-through rate
                                     which is set forth below for each class:

                                        Class A-1      6.0790%
                                        Class A-2      6.5310%
                                        Class B        6.7190%
                                        Class C        6.9710% (1)
                                        Class D        7.1080% (1)


                                     (1)  For any distribution date, if the
                                          weighted average of the net interest
                                          rates on the mortgage loans determined
                                          without regard to any reductions in
                                          the interest rate resulting from
                                          modification of the mortgage loans (in
                                          each case converted to a rate
                                          expressed on the basis of a 360-day
                                          year consisting of twelve 30-day
                                          months and net of all servicing and
                                          trustee fees) as of the first day of
                                          the related due period is less than
                                          the rate specified for the Class C or
                                          Class D certificates with respect to
                                          the distribution date, then the
                                          pass-through rate for that class of
                                          certificates on that distribution date
                                          will equal such weighted average net
                                          mortgage interest rate.

      PRINCIPAL DISTRIBUTIONS:       On each distribution date, funds available
                                     for distribution from the mortgage loans, net of specified trust expenses, will be distributed to the class of certificates outstanding, with the earliest alphabetical/numerical Class designation, until its certificate balance is reduced to zero. If the principal amount of each class of certificates other than Class A-1 and Class A-2 has been reduced to zero, funds available for principal will be distributed to Class A-1 and Class A-2, pro rata, rather than sequentially.



                                  Page 5 of 16
--------------------------------------------------------------------------------

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.



                          STRUCTURAL CHARACTERISTICS (continued)

      INTEREST DISTRIBUTIONS:        Each class of offered certificates will be
                                     entitled on each distribution date to
                                     interest accrued at its pass-through rate on the outstanding certificate balance of such class during the prior calendar month
                                     (on a 30/360 day basis).

      PREPAYMENT                     Each mortgage loan prohibits any
      PROVISIONS:                    prepayments or defeasance for a specified
                                     period of time after its date of
                                     origination (a "Lockout Period"). In
                                     addition, the mortgage loans generally have open prepayment periods for the final 2 to 7 scheduled payments (including the scheduled payment on the stated Maturity
                                     Date or Anticipated Prepayment Date). Each mortgage loan restricts voluntary prepayments in one of the following ways:

                                     (1)  149 of the mortgage loans,
                                          representing approximately 99.23% of
                                          the Initial Pool Balance, permit only
                                          defeasance after the expiration of the
                                          Lockout Period; and


                                     (2)  1 of the mortgage loans, representing
                                          approximately 0.54% of the Initial
                                          Pool Balance, requires that any
                                          principal prepayment made during a
                                          specified period of time after the
                                          Lockout Period, be accompanied by a
                                          yield maintenance charge.

                                     (3)  1 of the mortgage loans, representing
                                          approximately 0.23% of the Initial
                                          Pool Balance, requires that any
                                          principal prepayment made during a
                                          specified period of time after the
                                          Lockout Period, be accompanied by a
                                          prepayment premium that declines from
                                          5% to 1% during the fixed penalty
                                          period.

      YIELD MAINTENANCE              On any Distribution Date, yield maintenance
      CHARGES:                       charges collected during the related Due
                                     Period will be required to be distributed by the Paying Agent and allocated between the Offered Certificates, the Class E
                                     Certificates, the Class F Certificates and the Class X-1 Certificates. The penalty charges will be allocated to the Class X-1
                                     Certificates.

      REPRESENTATIONS                General Electric Capital Corporation,
      AND WARRANTIES:                Morgan Guaranty Trust Company of New York,
                                     and Bear, Stearns Funding, Inc. will make certain representations and warranties with respect to each mortgage loan sold by General Electric Capital Corporation,
                                     Morgan Guaranty Trust Company of New York, and Bear, Stearns Funding, Inc., respectively.



                                  Page 6 of 16
--------------------------------------------------------------------------------

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.



                                59 MAIDEN LANE

--------------------------------------------------------------------------------
                             LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                       CUT-OFF DATE

PRINCIPAL BALANCE:           $50,000,000                    $49,959,015
% OF POOL BY IPB:            4.43%

SHADOW RATING:               Moody's: Aaa / Fitch: AA

ORIGINATOR:                  MGT

LOAN DATE:                   3/7/01

INTEREST RATE:               7.000%

REMAINING AMORTIZATION:      359 months

MATURITY DATE:               4/1/11

SPONSOR:                     George Karfunkel, Michael Karfunkel

CALL PROTECTION:             Lockout followed by defeasance

CROSS-COLLATERALIZATION:     No

LOCK BOX:                    Soft at Closing, Springing Hard

RESERVES:                    Re-leasing reserve of $125,000 per month
                             in years eight and nine
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/ PORTFOLIO:          Single Asset
PROPERTY TYPE:                    Office
SQUARE FEET:                               1,037,002
LOCATION:                         New York, NY
YEAR BUILT/YEAR RENOVATED:        1966 / 2000

COLLATERAL:                       44-story office building located in the
                                  heart of Manhattan's Downtown Financial
                                  District.

MAJOR TENANTS (% OF TOTAL SF):    NYC Dept. of Citywide Admin. (24.50%)
                                  Bluestone Capital Partners (10.17%)
                                  Medsite.com (8.11%)



CURRENT OCCUPANCY:                83.85%
UWNCF:                            $10,977,191
APPRAISED VALUE:                  $200,000,000
APPRAISAL DATE:                   1/1/01
CUT-OFF DATE LOAN/SF:             $48.18
CUT-OFF DATE LTV:                 24.98%
BALLOON LTV:                      21.80%
UWNCF DSCR:                       2.75x
--------------------------------------------------------------------------------

                                 [GRAPH OMITTED]


                                  Page 7 of 16
--------------------------------------------------------------------------------

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.



                          LONG WHARF MARITIME CENTER I

--------------------------------------------------------------------------------
                                LOAN INFORMATION

--------------------------------------------------------------------------------

                             ORIGINAL                      CUT-OFF DATE

PRINCIPAL BALANCE:           $37,500,000                  $37,448,914

% OF POOL BY IPB:            3.32%

ORIGINATOR:                  MGT

LOAN DATE:                   2/28/01

INTEREST RATE:               7.250%

REMAINING AMORTIZATION:      358 months

MATURITY DATE:               3/10/11

SPONSOR:                     Edmund J. Fusco, Sr.

CALL PROTECTION:             Lockout followed by defeasance

CROSS-COLLATERALIZATION:     No

LOCK BOX:                    Soft

RESERVES:                    Monthly Repl. Reserve: $2,837 Monthly TI/LC
                             Reserve: $35,417 during years 1-5. Following year
                             5 an additional $45,835 per month until 2008, up
                             to a maximum of $3,000,000.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PROPERTY INFORMATION
--------------------------------------------------------------------------------


SINGLE ASSET/ PORTFOLIO:     Single Asset

PROPERTY TYPE:               Office

SQUARE FEET:                 415,685

LOCATION:                    New Haven, CT

YEAR BUILT:                  1985

COLLATERAL:                  15-story, multi-tenant office building constructed
                             in 1985 and an adjacent parking garage. The building contains 415,685 square feet of net rentable area.

MAJOR TENANTS
(% OF TOTAL SF):             Southern New England Telephone (57.99%)
                             Curagen Corporation (8.65%)
                             Chubb (6.24%)

CURRENT OCCUPANCY:           99.34%

UWNCF:                       $4,030,078

APPRAISED VALUE:             $55,000,000

APPRAISAL DATE:              1/15/01

CUT-OFF DATE LOAN/SF:        $90.09

CUT-OFF DATE LTV:            68.09%

BALLOON LTV:                 59.86%

UWNCF DSCR:                  1.31x
--------------------------------------------------------------------------------

                                [GRAPH OMITTED]

--------------------------------------------------------------------------------
                                  Page 8 of 16

                 SYNERGY BUSINESS PARK- COLUMBIA I AND II LOANS


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                       CUT-OFF DATE

PRINCIPAL BALANCE:
Synergy - Columbia I         $17,925,000                   $17,856,620
Synergy - Columbia II        $17,475,000                   $17,408,336
                             ------------------------------------------
TOTAL:                       $35,400,000                   $35,264,956

% OF POOL BY IPB:            3.12%

ORIGINATOR:                  GECC

LOAN DATE:                   10/31/00

INTEREST RATE:               8.060%

REMAINING AMORTIZATION:      354 months

MATURITY DATE:               11/1/10

SPONSOR: Jordan E. Slone, Herbert K. Bangel. Jordan Slone is the Chairman and CEO of Harbor Group International, which controls approximately 2,000,000 square feet of office space, 2,300,000 square feet of retail space and 6,900 apartment units.

CALL PROTECTION:             Lockout followed by defeasance

CROSS-COLLATERALIZATION:     Yes

LOCK BOX:                    No

RESERVES:                    Synergy Business Park - Columbia I Loan:
                             Upfront TI/LC Reserve: $527,000
                             Property Improvement Reserve: $270,000
                             Monthly Repl. Reserve: $4,155
                             Monthly TI/LC Reserve: $23,040

                             Synergy Business Park - Columbia II Loan:
                             Upfront TI/LC Reserve: $773,000
                             Property Improvement Reserve: $677,500
                             Monthly Repl. Reserve: $4,955
                             Monthly TI/LC Reserve: $24,480
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------


SINGLE ASSET/ PORTFOLIO:     Portfolio

PROPERTY TYPE:               Office

SQUARE FEET (AGGREGATE):     525,136

LOCATION:                    Columbia, SC

YEAR BUILT/YEAR RENOVATED:   1982 / 1998

COLLATERAL:                  Two loans secured by, respectively, 3 and 5
                             multi-tenanted office buildings comprising the
                             Synergy Business Park, formerly known as the Koger Center. Located in the St. Andrews suburb, 3 miles from downtown Columbia, SC.

MAJOR TENANTS
 (% OF TOTAL SF):            SC Dept. Of Labor (13.63%)
                             Physicians Health Pl (6.48%)
                             SC Public Serv. Comm (6.04%)

CURRENT OCCUPANCY:           91.98%

UWNCF (AGGREGATE):           $3,860,243 (total)

APPRAISED VALUE (AGGREGATE): $49,900,000 (total)

APPRAISAL DATE:              9/6/00

CUT-OFF DATE LOAN/SF:        $67.23
(aggregate)
CUT-OFF DATE LTV:            70.69%
(aggregate)

BALLOON LTV:                 63.52%
(aggregate)

UWNCF DSCR:                  1.23x
(aggregate)

CROSS-COLLATERALIZATION:     Partial releases within each loan are not
                             permitted, however the borrower is permitted to
                             obtain the release of all the properties securing
                             each respective loan, provided the outstanding
                             principal balance of such loan is defeased.
--------------------------------------------------------------------------------

[GRAPH OMITTED]

                             818 WEST SEVENTH STREET


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------


                             ORIGINAL                  CUT-OFF DATE

PRINCIPAL BALANCE:           $33,800,000               $33,755,090

% OF POOL BY IPB:            2.99%

ORIGINATOR:                  GECC

LOAN DATE:                   2/1/01

INTEREST RATE:               7.350%

REMAINING AMORTIZATION:      358 months

MATURITY DATE:               3/1/11

SPONSOR: Goodwin Gaw. Goodwin Gaw is president of Pioneer Capital Investments, Inc. Pioneer has a Portfolio consisting of approximately 2.5 million square feet of office buildings in Los Angeles, San Francisco, New York and Hawaii.

CALL PROTECTION:             Lockout followed by defeasance

CROSS-COLLATERALIZATION:     No

LOCK BOX:                    No

RESERVES:                    Upfront TI/LC Reserve: $775,327
                             Upfront Tenant Security LOC: $1,045,237
                             Monthly Repl. Reserve: $6,250
                             Monthly TI/LC Reserve: $41,015

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------


SINGLE ASSET/ PORTFOLIO:     Single Asset

PROPERTY TYPE:               Office

SQUARE FEET:                 377,405

LOCATION:                    Los Angeles, CA

YEAR BUILT/YEAR RENOVATED:   1926 / 1985

COLLATERAL:                  12 story office building located in downtown Los
                             Angeles. Listed as a Los Angeles historical monument.

MAJOR TENANTS
 (% OF TOTAL SF):            Level 3 Communications, Inc. (19.88%)
                             Pihana Pacific, Inc. (17.53%)
                             Southern California Association of
                             Governments (13.38%)

CURRENT OCCUPANCY:           100.00%

UWNCF:                       $4,497,188

APPRAISED VALUE:             $54,000,000

APPRAISAL DATE:              7/18/00

CUT-OFF DATE LOAN/SF:        $89.44

CUT-OFF DATE LTV:            62.51%

BALLOON LTV:                 55.09%

UWNCF DSCR:                  1.61x
--------------------------------------------------------------------------------

[Graph Omitted]

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.



                                ELL PORTFOLIO II


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                 CUT-OFF DATE

PRINCIPAL BALANCE:           $33,053,100              $32,891,735

% OF POOL BY IPB:            2.91%

SHADOW RATING:               Moody's: Baa1 / Fitch: BBB-

ORIGINATOR:                  GECC

LOAN DATE:                   11/7/00

INTEREST RATE:               8.250%

REMAINING AMORTIZATION:      295 months (115 months to APD)

APD:                         12/1/10

SPONSOR: Equity Inns, Inc., a NYSE traded self- administered REIT. As of 12/00 Equity Inns, Inc. had a portfolio of 96 hotels comprising 12,284 rooms, located in 34 states.

CALL PROTECTION:             Lockout followed by defeasance

CROSS-COLLATERALIZATION:     Yes. Partial releases permitted providing borrower
                             defeases 125% of allocated loan amount, subject to rating agency confirmation and satisfaction of LTV/DSCR tests.

LOCK BOX:                    Soft at Closing, Springing Hard at 1.45x DSCR

RESERVES:                    Quarterly FF& E Reserve: 4% of total revenues
                             on spend or accrue basis.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------


SINGLE ASSET/ PORTFOLIO:     Portfolio

PROPERTY TYPE:               Hotel

UNITS (AGGREGATE):           859

LOCATION:                    State College, PA; Madison Heights, MI; Dublin, OH;
                             Charleston, SC; Windsor Locks, CT; Rutland, VT;
                             Birmingham, AL

YEAR BUILT/YEAR RENOVATED:   Various / Various

COLLATERAL:                  Six limited service hotels operating under the
                             Hampton Inns (5) and Comfort Inns (1) flags, and 1 extended stay hotel operating under the Homewood
                             Suites flag. Hampton Inns, Homewood Suites and
                             Comfort Inns are all flags of Hilton Hotels
                             Corporation.

CURRENT OCCUPANCY:           68.49%

UNDERWRITTEN ADR:            $80.91

UNDERWRITTEN REVPAR:         $54.03

UWNCF:                       $6,604,247

APPRAISED VALUE:             $58,300,000

APPRAISAL DATE:              Various

CUT-OFF DATE LOAN/ROOM:      $38,291

CUT-OFF DATE LTV:            56.42%

BALLOON LTV:                 47.05%

UWNCF DSCR:                  2.11x
--------------------------------------------------------------------------------

[GRAPH OMITTED]

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.



                              PESCADERO APARTMENTS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                         CUT-OFF DATE



PRINCIPAL BALANCE:           $29,000,000                      $28,963,183

% OF POOL BY IPB:            2.57%

ORIGINATOR:                  GECC

LOAN DATE:                   2/15/01

INTEREST RATE:               7.530%

REMAINING AMORTIZATION:      358 months (118 months to APD)

APD:                         3/11/11

SPONSOR:                     Michael H. Podell Trust, Catherine H. Podell
                             Trust

CALL PROTECTION:             Lockout followed by defeasance

CROSS-COLLATERALIZATION:     No

LOCK BOX:                    Soft at Closing, Springing Hard

RESERVES:                    Monthly Repl. Reserve: $2,479


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------




   SINGLE ASSET/ PORTFOLIO:         Single Asset

   PROPERTY TYPE:                   Multifamily

   UNITS:                           170

   LOCATION:                        Redwood City, CA

   YEAR BUILT:                      1999

   COLLATERAL:                      A fourteen building 170 unit class A
                                    apartment complex located in Redwood City, San Mateo County, CA. The complex includes an indoor swimming pool and a health club.

   CURRENT OCCUPANCY:               91.18%

   UWNCF:                           $3,397,070

   APPRAISED VALUE:                 $45,000,000

   APPRAISAL DATE:                  9/22/00

   CUT-OFF DATE LOAN/UNIT:          $170,372

   CUT-OFF DATE LTV:                64.36%

   BALLOON LTV:                     56.98%

   UWNCF DSCR:                      1.39x
--------------------------------------------------------------------------------


[GRAPH OMITTED]

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.



                              SHOPPES AT DADELAND

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                   CUT-OFF DATE

PRINCIPAL BALANCE:           $29,000,000                $28,978,305

% OF POOL BY IPB:            2.57%

ORIGINATOR:                  GECC

LOAN DATE:                   3/16/01

INTEREST RATE:               7.460%

REMAINING AMORTIZATION:      359 months

MATURITY DATE:               4/1/11

SPONSOR:                     Stephen Hayman, Alan Hayman, Neal
                             Higgins Walters.  The Hayman Company
                             manages approximately 9,000 apartment units and approximately 3,000,000 square feet of commercial space.

CALL PROTECTION:             Lockout followed by defeasance

CROSS-COLLATERALIZATION:     No

LOCK BOX:                    No

RESERVES:                    Monthly Repl. Reserve: $1,305
                             Monthly TI/LC Reserve: $6,667

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET/ PORTFOLIO:          Single Asset

 PROPERTY TYPE:                    Anchored Retail

 SQUARE FEET:                      105,181

 LOCATION:                         Miami, FL

 YEAR BUILT:                       1999

 COLLATERAL:                       Two story shopping center located
                                   directly across the street from the
                                   Dadeland Mall in Miami, FL. The
                                   Dadeland Mall is a 1,400,000 square
                                   feet regional shopping center anchored
                                   by Burdines, Lord & Taylor, Saks Fifth
                                   Avenue, and Home Gallery.

 MAJOR TENANTS (% OF TOTAL SF):    Linens & Things (42.45%)
                                   Container Store (24.26%)
                                   Old Navy (17.59%)

 CURRENT OCCUPANCY:                100.00%

 UWNCF:                            $2,983,500

 APPRAISED VALUE:                  $36,000,000

 APPRAISAL DATE:                   1/12/01

 CUT-OFF DATE LOAN/SF:             $275.51

 CUT-OFF DATE LTV:                 80.50%

 BALLOON LTV:                      71.09%

 UWNCF DSCR:                       1.23x


--------------------------------------------------------------------------------

[GRAPH OMITTED]

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.



                             INFORMATION RESOURCES

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                         CUT-OFF DATE

PRINCIPAL BALANCE:           $26,000,000                      $25,882,222

% OF POOL BY IPB:            2.29%

ORIGINATOR:                  MGT

LOAN DATE:                   12/29/00

INTEREST RATE:               7.600%

REMAINING AMORTIZATION:      296 months

MATURITY DATE:               1/10/11

SPONSOR:                     W.P. Carey & Co., LLC

CALL PROTECTION:             Lockout followed by defeasance

CROSS-COLLATERALIZATION:     No

LOCK BOX:                    No

RESERVES:                    Upfront TI/LC Reserve: $500,000
                             Monthly Repl. Reserve: $5,267
                             Monthly TI/LC Reserve: $20,834


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET/ PORTFOLIO:          Single Asset

 PROPERTY TYPE:                    Office

 SQUARE FEET:                      252,000

 LOCATION:                         Chicago, IL

 YEAR BUILT/YEAR RENOVATED:        1908 / 1990

 COLLATERAL:                       The Information Resources Inc.
                                   Corporate Headquarters is comprised of
                                   252,000 net rentable square feet in two
                                   buildings in Chicago's West Loop
                                   District.

 TENANT:                           The property is 100% leased
                                   to Information Resources Inc.

 CURRENT OCCUPANCY:                100.00%

 UWNCF:                            $3,479,019

 APPRAISED VALUE:                  $42,000,000

 APPRAISAL DATE:                   12/1/00

 CUT-OFF DATE LOAN/SF:             $102.71

 CUT-OFF DATE LTV:                 61.62%

 BALLOON LTV:                      50.41%

 UWNCF DSCR:                       1.50x

--------------------------------------------------------------------------------

[GRAPH OMITTED]

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.



                             CIVIC EXECUTIVE CENTER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                         CUT-OFF DATE

PRINCIPAL BALANCE:           $25,150,000                      $25,115,568

% OF POOL BY IPB:            2.22%

ORIGINATOR:                  GECC

LOAN DATE:                   2/1/01

INTEREST RATE:               7.230%

REMAINING AMORTIZATION:      358 months

MATURITY DATE:               3/1/11

SPONSOR: Sunset Ridge Development, DNS Trust, Wagner Family Trust. Sanford Diller, trustee of DNS Trust, has developed over 8,000 apartment units and approximately 2,700,000 square feet of office and retail space.

CALL PROTECTION:             Lockout followed by defeasance

CROSS-COLLATERALIZATION:     No

LOCK BOX:                    No

RESERVES:                    Annual Repl. Reserve: $58,088
                             Monthly TI/LC Reserve: $9,027 (capped at
                             $541,632)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------


SINGLE ASSET/ PORTFOLIO:         Single Asset

PROPERTY TYPE:                   Office

SQUARE FEET:                     167,117

LOCATION:                        Walnut Creek, CA

YEAR BUILT:                      1983


COLLATERAL:                      Three story, multi-tenanted office building
                                 located in Walnut Creek, CA, 20 miles east of downtown San Franciso.


MAJOR TENANTS (% OF TOTAL SF):   Brown and Caldwell (33.61%)
                                 Bank of the West (12.67%)
                                 Laidlaw Transit (8.91%)


CURRENT OCCUPANCY:               97.99%

UWNCF:                           $2,558,547

APPRAISED VALUE:                 $36,000,000

APPRAISAL DATE:                  12/7/00

CUT-OFF DATE LOAN/SF:            $150.29

CUT-OFF DATE LTV:                69.77%

BALLOON LTV:                     61.30%

UWNCF DSCR:                      1.25x

--------------------------------------------------------------------------------

[GRAPH OMITTED]

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.



                                510 FIFTH AVENUE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL                         CUT-OFF DATE

PRINCIPAL BALANCE:           $23,000,000                      $22,981,698

% OF POOL BY IPB:            2.04%

ORIGINATOR:                  MGT

LOAN DATE:                   3/14/01

INTEREST RATE:               7.150%

REMAINING AMORTIZATION:      359 months

MATURITY DATE:               4/1/11

SPONSOR:                     Rodney M. Propp, Joseph Tahl
CALL PROTECTION:             Lockout followed by defeasance

CROSS-COLLATERALIZATION:     No

LOCK BOX:                    Soft at Closing, Springing Hard

RESERVES:                    Monthly Repl. Reserve: $1,729
                             Monthly TI/LC Reserve: $8,333

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------


SINGLE ASSET/ PORTFOLIO:         Single Asset

PROPERTY TYPE:                   Office

SQUARE FEET:                     61,159

LOCATION:                        New York, NY

YEAR BUILT:                      1954


COLLATERAL:                      5-story, 100% leased, landmark office
                                 property containing 61,159 square feet
                                 of gross leasable area.


MAJOR TENANTS (% OF TOTAL SF):   Tahari (37.24%)
                                 Ricoh Corp (32.91%)
                                 Chase Manhattan (29.85%)


CURRENT OCCUPANCY:               100.00%

UWNCF:                           $2,476,360

APPRAISED VALUE:                 $29,300,000

APPRAISAL DATE:                  1/1/01

CUT-OFF DATE LOAN/SF:            $375.77

CUT-OFF DATE LTV:                78.44%

BALLOON LTV:                     68.73%

UWNCF DSCR:                      1.33x


--------------------------------------------------------------------------------

[GRAPH OMITTED]

                                                                        16:56:53
                                                                        04/20/01
                             CHASE SECURITIES, INC.

                                 Deal: laun0419
                 Price/Yield Table: Tranche 1, Class A1 <22.5>

--------------  -----------  --------  ----------  ----------  ------  --------
Pricing Speed:      Run      Settles   Rules from  Collateral   Term    Coupon
--------------  -----------  --------  ----------  ----------  ------  --------
  0.000 CPR     at Issuance  05/07/01    Script                  0.0    7.6536


--------------   ------------   ------------   --------------   ---------------
   Class A1      Original Par       Type           Coupon            Price
--------------   ------------   ------------   --------------   ---------------
  Tranche 1      $174,223,000       SEQ        6.0110 (FIXED)      100.2492

----------------------------     --------   --------   --------   --------   --------   --------   --------   --------
             Prepayment Rate        0 CPR     25 CPR     50 CPR     75 CPR    100 CPR      0 CPR      0 CPR    100 CPR
                Default Rate        0 CPR      0 CPR      0 CPR      0 CPR      0 CPR      1 CPR      2 CPR      1 CPR
Price in 1000/10000ths Steps        +0 BP      +0 BP      +0 BP      +0 BP      +0 BP      +0 BP      +0 BP      +0 BP
----------------------------     --------   --------   --------   --------   --------   --------   --------   --------
                     99.0492        6.245      6.246      6.247      6.247      6.248      6.281      6.314      6.283
                     99.1492        6.223      6.224      6.224      6.224      6.225      6.254      6.282      6.256
                     99.2492        6.201      6.202      6.202      6.202      6.203      6.227      6.251      6.228
                     99.3492        6.179      6.179      6.180      6.180      6.180      6.200      6.219      6.201
                     99.4492        6.157      6.157      6.157      6.157      6.158      6.172      6.187      6.173

                     99.5492        6.135      6.135      6.135      6.135      6.135      6.145      6.155      6.146
                     99.6492        6.113      6.113      6.113      6.113      6.113      6.118      6.124      6.119
                     99.7492        6.091      6.091      6.091      6.091      6.091      6.091      6.092      6.092
                     99.8492        6.069      6.069      6.069      6.068      6.068      6.065      6.061      6.064
                     99.9492        6.047      6.047      6.046      6.046      6.046      6.038      6.029      6.037

                    100.0492        6.025      6.024      6.024      6.024      6.024      6.011      5.998      6.010
                    100.1492        6.003      6.003      6.002      6.002      6.002      5.984      5.966      5.983
                    100.2492(P)     5.981      5.981      5.980      5.980      5.979      5.957      5.935      5.956
                    100.3492        5.959      5.959      5.958      5.958      5.957      5.931      5.904      5.929
                    100.4492        5.937      5.937      5.936      5.936      5.935      5.904      5.873      5.902

                    100.5492        5.916      5.915      5.914      5.914      5.913      5.877      5.841      5.875
                    100.6492        5.894      5.893      5.892      5.892      5.891      5.851      5.810      5.848
                    100.7492        5.872      5.871      5.871      5.870      5.869      5.824      5.779      5.821
                    100.8492        5.851      5.849      5.849      5.848      5.847      5.798      5.748      5.795
                    100.9492        5.829      5.828      5.827      5.826      5.825      5.771      5.717      5.768

                    101.0492        5.807      5.806      5.805      5.805      5.803      5.745      5.686      5.741
                    101.1492        5.786      5.784      5.784      5.783      5.781      5.718      5.655      5.714
                    101.2492        5.764      5.763      5.762      5.761      5.759      5.692      5.624      5.688
                    101.3492        5.743      5.741      5.740      5.739      5.738      5.666      5.593      5.661
                    101.4492        5.721      5.720      5.718      5.718      5.716      5.639      5.563      5.634
----------------------------     --------   --------   --------   --------   --------   --------   --------   --------
               Average Life:        5.700      5.667      5.646      5.631      5.594      4.464      3.708      4.407
               Mod Duration:        4.563      4.543      4.529      4.520      4.495      3.727      3.182      3.688
               Exp. 1st Pay:     06/15/01   06/15/01   06/15/01   06/15/01   06/15/01   06/15/01   06/15/01   06/15/01
              Exp. Maturity:     10/15/10   10/15/10   09/15/10   08/15/10   07/15/10   05/15/09   10/15/07   04/15/09
              AL TSY Spread:         1.25       1.25       1.25       1.25       1.26       1.37       1.46       1.37
----------------------------     --------   --------   --------   --------   --------   --------   --------   --------

--------------------------------------------------------------------------------
                                 Treasury Curve
--------------------------------------------------------------------------------

          TSY          Yield                         TSY          Yield
          ---          -----                         ---          -----
         1 YR          4.010
         2 YR          4.222
         5 YR          4.670                        10 YR         5.120

Information herein has been obtained from sources believed to be reliable, but CSI does not warrant its completeness or accuracy. Prices, opinions, and estimates reflect CSI's judgment on the date hereof and are subject to change without notice. This document is not an offer or solicitation for the purchase or sale of any securities or financial instruments. Securities or financial instruments mentioned herein may not be suitable for all investors. CSI or an affiliate may have positions or act as a market maker in securities or financial instruments mentioned herein (or options with respect thereto) and may also act as advisor or lender to an issuer herein. Additional information is available upon request. CSI is a separately incorporated subsidiary of Chase Manhattan Corporation. copyright Chase Manhattan Corporation. Member NASD/SIPC. SFW Software Copyright (c) 1989-2000 by WallStreet Analytics, Inc. Tel:
650-845-6260. Neither WSA nor CSI represents that the above information is accurate or complete.

                                                                        16:57:13
                                                                        04/20/01
                             CHASE SECURITIES, INC.

                                 Deal: laun0419
                 Price/Yield Table: Tranche 2, Class A2 <22.5>

--------------  -----------  --------  ----------  ----------  ------  --------
Pricing Speed:      Run      Settles   Rules from  Collateral   Term    Coupon
--------------  -----------  --------  ----------  ----------  ------  --------
  0.000 CPR     at Issuance  05/07/01    Script                  0.0    7.6536


--------------   ------------   ------------   --------------   ---------------
   Class A2      Original Par       Type           Coupon            Price
--------------   ------------   ------------   --------------   ---------------
  Tranche 2      $703,045,000       SEQ        6.4570 (FIXED)      100.4989

----------------------------     --------   --------   --------   --------   --------   --------   --------   --------
             Prepayment Rate        0 CPR     25 CPR     50 CPR     75 CPR    100 CPR      0 CPR      0 CPR    100 CPR
                Default Rate        0 CPR      0 CPR      0 CPR      0 CPR      0 CPR      1 CPR      2 CPR      1 CPR
Price in 1000/10000ths Steps        +0 BP      +0 BP      +0 BP      +0 BP      +0 BP      +0 BP      +0 BP      +0 BP
----------------------------     --------   --------   --------   --------   --------   --------   --------   --------
                     99.2989        6.609      6.609      6.609      6.609      6.610      6.609      6.610      6.610
                     99.3989        6.595      6.595      6.595      6.595      6.595      6.595      6.595      6.596
                     99.4989        6.580      6.580      6.580      6.580      6.581      6.580      6.581      6.581
                     99.5989        6.566      6.566      6.566      6.566      6.566      6.566      6.566      6.566
                     99.6989        6.552      6.552      6.552      6.552      6.552      6.552      6.552      6.552

                     99.7989        6.537      6.537      6.537      6.537      6.537      6.537      6.537      6.537
                     99.8989        6.523      6.523      6.523      6.523      6.523      6.523      6.523      6.523
                     99.9989        6.509      6.509      6.509      6.509      6.508      6.509      6.508      6.508
                    100.0989        6.495      6.495      6.495      6.495      6.494      6.495      6.494      6.494
                    100.1989        6.481      6.481      6.480      6.480      6.480      6.480      6.479      6.479

                    100.2989        6.466      6.466      6.466      6.466      6.465      6.466      6.465      6.465
                    100.3989        6.452      6.452      6.452      6.452      6.451      6.452      6.451      6.450
                    100.4989(P)     6.438      6.438      6.438      6.438      6.436      6.438      6.436      6.436
                    100.5989        6.424      6.424      6.424      6.424      6.422      6.424      6.422      6.422
                    100.6989        6.410      6.410      6.410      6.409      6.408      6.409      6.408      6.407

                    100.7989        6.396      6.396      6.396      6.395      6.393      6.395      6.393      6.393
                    100.8989        6.382      6.382      6.382      6.381      6.379      6.381      6.379      6.379
                    100.9989        6.368      6.368      6.367      6.367      6.365      6.367      6.365      6.364
                    101.0989        6.354      6.354      6.353      6.353      6.351      6.353      6.350      6.350
                    101.1989        6.340      6.340      6.339      6.339      6.336      6.339      6.336      6.336

                    101.2989        6.326      6.326      6.325      6.325      6.322      6.325      6.322      6.321
                    101.3989        6.312      6.312      6.311      6.311      6.308      6.311      6.308      6.307
                    101.4989        6.298      6.298      6.297      6.297      6.294      6.297      6.294      6.293
                    101.5989        6.284      6.284      6.283      6.283      6.280      6.283      6.279      6.279
                    101.6989        6.270      6.270      6.269      6.269      6.266      6.269      6.265      6.264
----------------------------     --------   --------   --------   --------   --------   --------   --------   --------
               Average Life:        9.724      9.713      9.698      9.676      9.510      9.668      9.510      9.460
               Mod Duration:        7.040      7.034      7.027      7.015      6.928      7.010      6.921      6.901
               Exp. 1st Pay:     10/15/10   10/15/10   09/15/10   08/15/10   07/15/10   05/15/09   10/15/07   04/15/09
              Exp. Maturity:     03/15/11   03/15/11   03/15/11   03/15/11   01/15/11   03/15/11   03/15/11   01/15/11
              AL TSY Spread:         1.34       1.34       1.35       1.35       1.36       1.35       1.36       1.36
----------------------------     --------   --------   --------   --------   --------   --------   --------   --------

--------------------------------------------------------------------------------
                                 Treasury Curve
--------------------------------------------------------------------------------

          TSY          Yield                         TSY          Yield
          ---          -----                         ---          -----
         1 YR          4.010
         2 YR          4.222
         5 YR          4.670                        10 YR         5.120

Information herein has been obtained from sources believed to be reliable, but CSI does not warrant its completeness or accuracy. Prices, opinions, and estimates reflect CSI's judgment on the date hereof and are subject to change without notice. This document is not an offer or solicitation for the purchase or sale of any securities or financial instruments. Securities or financial instruments mentioned herein may not be suitable for all investors. CSI or an affiliate may have positions or act as a market maker in securities or financial instruments mentioned herein (or options with respect thereto) and may also act as advisor or lender to an issuer herein. Additional information is available upon request. CSI is a separately incorporated subsidiary of Chase Manhattan Corporation. copyright Chase Manhattan Corporation. Member NASD/SIPC. SFW Software Copyright (c) 1989-2000 by WallStreet Analytics, Inc. Tel:
650-845-6260. Neither WSA nor CSI represents that the above information is accurate or complete.

                                                                        16:57:33
                                                                        04/20/01
                             CHASE SECURITIES, INC.

                                 Deal: laun0419
                  Price/Yield Table: Tranche 5, Class B <18.5>

--------------  -----------  --------  ----------  ----------  ------  --------
Pricing Speed:      Run      Settles   Rules from  Collateral   Term    Coupon
--------------  -----------  --------  ----------  ----------  ------  --------
  0.000 CPR     at Issuance  05/07/01    Script                  0.0    7.6536


--------------   ------------   ------------   --------------   ---------------
   Class B       Original Par       Type           Coupon            Price
--------------   ------------   ------------   --------------   ---------------
  Tranche 5      $45,278,000        SEQ        6.6520 (FIXED)      100.4932

----------------------------     --------   --------   --------   --------   --------   --------   --------   --------
             Prepayment Rate        0 CPR     25 CPR     50 CPR     75 CPR    100 CPR      0 CPR      0 CPR    100 CPR
                Default Rate        0 CPR      0 CPR      0 CPR      0 CPR      0 CPR      1 CPR      2 CPR      1 CPR
Price in 1000/10000ths Steps        +0 BP      +0 BP      +0 BP      +0 BP      +0 BP      +0 BP      +0 BP      +0 BP
----------------------------     --------   --------   --------   --------   --------   --------   --------   --------
                     99.2932        6.809      6.809      6.809      6.809      6.810      6.809      6.809      6.810
                     99.3932        6.795      6.795      6.795      6.795      6.795      6.795      6.795      6.795
                     99.4932        6.780      6.780      6.780      6.780      6.781      6.780      6.780      6.781
                     99.5932        6.766      6.766      6.766      6.766      6.766      6.766      6.766      6.766
                     99.6932        6.752      6.752      6.752      6.752      6.752      6.752      6.752      6.752

                     99.7932        6.738      6.738      6.738      6.738      6.737      6.738      6.738      6.737
                     99.8932        6.723      6.723      6.723      6.723      6.723      6.723      6.723      6.723
                     99.9932        6.709      6.709      6.709      6.709      6.709      6.709      6.709      6.709
                    100.0932        6.695      6.695      6.695      6.695      6.694      6.695      6.695      6.694
                    100.1932        6.681      6.681      6.681      6.681      6.680      6.681      6.681      6.680

                    100.2932        6.667      6.667      6.667      6.667      6.666      6.667      6.667      6.666
                    100.3932        6.652      6.652      6.652      6.652      6.651      6.653      6.653      6.651
                    100.4932(P)     6.638      6.638      6.638      6.638      6.637      6.638      6.639      6.637
                    100.5932        6.624      6.624      6.624      6.624      6.623      6.624      6.625      6.623
                    100.6932        6.610      6.610      6.610      6.610      6.608      6.610      6.610      6.608

                    100.7932        6.596      6.596      6.596      6.596      6.594      6.596      6.596      6.594
                    100.8932        6.582      6.582      6.582      6.582      6.580      6.582      6.582      6.580
                    100.9932        6.568      6.568      6.568      6.568      6.566      6.568      6.568      6.566
                    101.0932        6.554      6.554      6.554      6.554      6.552      6.554      6.554      6.552
                    101.1932        6.540      6.540      6.540      6.540      6.537      6.540      6.540      6.537

                    101.2932        6.526      6.526      6.526      6.526      6.523      6.526      6.527      6.523
                    101.3932        6.512      6.512      6.512      6.512      6.509      6.512      6.513      6.509
                    101.4932        6.498      6.498      6.498      6.498      6.495      6.498      6.499      6.495
                    101.5932        6.484      6.484      6.484      6.484      6.481      6.485      6.485      6.481
                    101.6932        6.470      6.470      6.470      6.470      6.467      6.471      6.471      6.467
----------------------------     --------   --------   --------   --------   --------   --------   --------   --------
               Average Life:        9.859      9.856      9.856      9.856      9.689      9.876      9.891      9.689
               Mod Duration:        7.045      7.043      7.043      7.043      6.958      7.053      7.061      6.958
               Exp. 1st Pay:     03/15/11   03/15/11   03/15/11   03/15/11   01/15/11   03/15/11   03/15/11   01/15/11
              Exp. Maturity:     04/15/11   03/15/11   03/15/11   03/15/11   01/15/11   04/15/11   04/15/11   01/15/11
              AL TSY Spread:         1.53       1.53       1.53       1.53       1.55       1.53       1.53       1.55
----------------------------     --------   --------   --------   --------   --------   --------   --------   --------

--------------------------------------------------------------------------------
                                 Treasury Curve
--------------------------------------------------------------------------------

          TSY          Yield                         TSY          Yield
          ---          -----                         ---          -----
         1 YR          4.010
         2 YR          4.222
         5 YR          4.670                        10 YR         5.120

Information herein has been obtained from sources believed to be reliable, but CSI does not warrant its completeness or accuracy. Prices, opinions, and estimates reflect CSI's judgment on the date hereof and are subject to change without notice. This document is not an offer or solicitation for the purchase or sale of any securities or financial instruments. Securities or financial instruments mentioned herein may not be suitable for all investors. CSI or an affiliate may have positions or act as a market maker in securities or financial instruments mentioned herein (or options with respect thereto) and may also act as advisor or lender to an issuer herein. Additional information is available upon request. CSI is a separately incorporated subsidiary of Chase Manhattan Corporation. copyright Chase Manhattan Corporation. Member NASD/SIPC. SFW Software Copyright (c) 1989-2000 by WallStreet Analytics, Inc. Tel:
650-845-6260. Neither WSA nor CSI represents that the above information is accurate or complete.

                                                                        16:57:50
                                                                        04/20/01
                             CHASE SECURITIES, INC.

                                 Deal: laun0419
                 Price/Yield Table: Tranche 6, Class C <14.125>

--------------  -----------  --------  ----------  ----------  ------  --------
Pricing Speed:      Run      Settles   Rules from  Collateral   Term    Coupon
--------------  -----------  --------  ----------  ----------  ------  --------
  0.000 CPR     at Issuance  05/07/01    Script                  0.0    7.6536


--------------   ------------   ------------   --------------   ---------------
   Class C       Original Par       Type           Coupon            Price
--------------   ------------   ------------   --------------   ---------------
  Tranche 6      $49,523,000        SEQ        6.8940 (FIXED)      100.4916

----------------------------     --------   --------   --------   --------   --------   --------   --------   --------
             Prepayment Rate        0 CPR     25 CPR     50 CPR     75 CPR    100 CPR      0 CPR      0 CPR    100 CPR
                Default Rate        0 CPR      0 CPR      0 CPR      0 CPR      0 CPR      1 CPR      2 CPR      1 CPR
Price in 1000/10000ths Steps        +0 BP      +0 BP      +0 BP      +0 BP      +0 BP      +0 BP      +0 BP      +0 BP
----------------------------     --------   --------   --------   --------   --------   --------   --------   --------
                     99.2916        7.057      7.057      7.057      7.058      7.058      7.057      7.057      7.058
                     99.3916        7.043      7.043      7.043      7.043      7.044      7.043      7.043      7.044
                     99.4916        7.028      7.028      7.028      7.029      7.029      7.028      7.028      7.029
                     99.5916        7.014      7.014      7.014      7.014      7.014      7.014      7.014      7.014
                     99.6916        7.000      7.000      7.000      7.000      7.000      7.000      7.000      7.000

                     99.7916        6.985      6.985      6.985      6.985      6.985      6.985      6.985      6.985
                     99.8916        6.971      6.971      6.971      6.971      6.971      6.971      6.971      6.971
                     99.9916        6.957      6.957      6.957      6.956      6.956      6.957      6.957      6.956
                    100.0916        6.942      6.942      6.942      6.942      6.941      6.942      6.942      6.941
                    100.1916        6.928      6.928      6.928      6.928      6.927      6.928      6.928      6.927

                    100.2916        6.914      6.914      6.914      6.913      6.912      6.914      6.914      6.912
                    100.3916        6.900      6.900      6.899      6.899      6.898      6.900      6.900      6.898
                    100.4916(P)     6.886      6.885      6.885      6.885      6.884      6.886      6.886      6.884
                    100.5916        6.871      6.871      6.871      6.871      6.869      6.871      6.871      6.869
                    100.6916        6.857      6.857      6.857      6.856      6.855      6.857      6.857      6.855

                    100.7916        6.843      6.843      6.843      6.842      6.840      6.843      6.843      6.840
                    100.8916        6.829      6.829      6.828      6.828      6.826      6.829      6.829      6.826
                    100.9916        6.815      6.815      6.814      6.814      6.812      6.815      6.815      6.812
                    101.0916        6.801      6.800      6.800      6.800      6.797      6.801      6.801      6.797
                    101.1916        6.787      6.786      6.786      6.785      6.783      6.787      6.787      6.783

                    101.2916        6.773      6.772      6.772      6.771      6.769      6.773      6.773      6.769
                    101.3916        6.759      6.758      6.758      6.757      6.754      6.759      6.759      6.754
                    101.4916        6.744      6.744      6.744      6.743      6.740      6.744      6.744      6.740
                    101.5916        6.730      6.730      6.730      6.729      6.726      6.730      6.730      6.726
                    101.6916        6.716      6.716      6.716      6.715      6.711      6.716      6.716      6.711
----------------------------     --------   --------   --------   --------   --------   --------   --------   --------
               Average Life:        9.939      9.920      9.894      9.856      9.689      9.939      9.939      9.689
               Mod Duration:        7.003      6.994      6.981      6.963      6.879      7.003      7.003      6.879
               Exp. 1st Pay:     04/15/11   03/15/11   03/15/11   03/15/11   01/15/11   04/15/11   04/15/11   01/15/11
              Exp. Maturity:     04/15/11   04/15/11   04/15/11   04/15/11   01/15/11   04/15/11   04/15/11   01/15/11
              AL TSY Spread:         1.77       1.77       1.77       1.78       1.79       1.77       1.77       1.79
----------------------------     --------   --------   --------   --------   --------   --------   --------   --------

--------------------------------------------------------------------------------
                                 Treasury Curve
--------------------------------------------------------------------------------

          TSY          Yield                         TSY          Yield
          ---          -----                         ---          -----
         1 YR          4.010
         2 YR          4.222
         5 YR          4.670                        10 YR         5.120

Information herein has been obtained from sources believed to be reliable, but CSI does not warrant its completeness or accuracy. Prices, opinions, and estimates reflect CSI's judgment on the date hereof and are subject to change without notice. This document is not an offer or solicitation for the purchase or sale of any securities or financial instruments. Securities or financial instruments mentioned herein may not be suitable for all investors. CSI or an affiliate may have positions or act as a market maker in securities or financial instruments mentioned herein (or options with respect thereto) and may also act as advisor or lender to an issuer herein. Additional information is available upon request. CSI is a separately incorporated subsidiary of Chase Manhattan Corporation. copyright Chase Manhattan Corporation. Member NASD/SIPC. SFW Software Copyright (c) 1989-2000 by WallStreet Analytics, Inc. Tel:
650-845-6260. Neither WSA nor CSI represents that the above information is accurate or complete.

                                                                        16:58:06
                                                                        04/20/01
                             CHASE SECURITIES, INC.

                                 Deal: laun0419
                 Price/Yield Table: Tranche 7, Class D <12.75>

--------------  -----------  --------  ----------  ----------  ------  --------
Pricing Speed:      Run      Settles   Rules from  Collateral   Term    Coupon
--------------  -----------  --------  ----------  ----------  ------  --------
  0.000 CPR     at Issuance  05/07/01    Script                  0.0    7.6536


--------------   ------------   ------------   --------------   ---------------
   Class D       Original Par       Type           Coupon            Price
--------------   ------------   ------------   --------------   ---------------
  Tranche 7      $15,565,000        SEQ        7.0220 (FIXED)      100.4942

----------------------------     --------   --------   --------   --------   --------   --------   --------   --------
             Prepayment Rate        0 CPR     25 CPR     50 CPR     75 CPR    100 CPR      0 CPR      0 CPR    100 CPR
                Default Rate        0 CPR      0 CPR      0 CPR      0 CPR      0 CPR      1 CPR      2 CPR      1 CPR
Price in 1000/10000ths Steps        +0 BP      +0 BP      +0 BP      +0 BP      +0 BP      +0 BP      +0 BP      +0 BP
----------------------------     --------   --------   --------   --------   --------   --------   --------   --------
                     99.2942        7.188      7.188      7.188      7.188      7.189      7.188      7.188      7.189
                     99.3942        7.174      7.174      7.174      7.174      7.175      7.174      7.174      7.175
                     99.4942        7.159      7.159      7.159      7.159      7.160      7.159      7.159      7.160
                     99.5942        7.145      7.145      7.145      7.145      7.145      7.145      7.145      7.145
                     99.6942        7.130      7.130      7.130      7.130      7.130      7.130      7.130      7.130

                     99.7942        7.116      7.116      7.116      7.116      7.116      7.116      7.116      7.116
                     99.8942        7.102      7.102      7.102      7.102      7.101      7.102      7.102      7.101
                     99.9942        7.087      7.087      7.087      7.087      7.086      7.087      7.087      7.086
                    100.0942        7.073      7.073      7.073      7.073      7.072      7.073      7.073      7.072
                    100.1942        7.058      7.058      7.058      7.058      7.057      7.058      7.058      7.057

                    100.2942        7.044      7.044      7.044      7.044      7.043      7.044      7.044      7.043
                    100.3942        7.030      7.030      7.030      7.030      7.028      7.030      7.030      7.028
                    100.4942(P)     7.016      7.016      7.016      7.016      7.014      7.016      7.016      7.014
                    100.5942        7.001      7.001      7.001      7.001      6.999      7.001      7.001      6.999
                    100.6942        6.987      6.987      6.987      6.987      6.985      6.987      6.987      6.985

                    100.7942        6.973      6.973      6.973      6.973      6.970      6.973      6.973      6.970
                    100.8942        6.959      6.959      6.959      6.959      6.956      6.959      6.959      6.956
                    100.9942        6.944      6.944      6.944      6.944      6.941      6.944      6.944      6.941
                    101.0942        6.930      6.930      6.930      6.930      6.927      6.930      6.930      6.927
                    101.1942        6.916      6.916      6.916      6.916      6.912      6.916      6.916      6.912

                    101.2942        6.902      6.902      6.902      6.902      6.898      6.902      6.902      6.898
                    101.3942        6.888      6.888      6.888      6.888      6.883      6.888      6.888      6.883
                    101.4942        6.874      6.874      6.874      6.874      6.869      6.874      6.874      6.869
                    101.5942        6.860      6.860      6.860      6.860      6.855      6.860      6.860      6.855
                    101.6942        6.845      6.845      6.845      6.845      6.840      6.845      6.845      6.840
----------------------------     --------   --------   --------   --------   --------   --------   --------   --------
               Average Life:        9.939      9.939      9.939      9.939      9.689      9.939      9.939      9.689
               Mod Duration:        6.961      6.961      6.961      6.961      6.838      6.961      6.961      6.838
               Exp. 1st Pay:     04/15/11   04/15/11   04/15/11   04/15/11   01/15/11   04/15/11   04/15/11   01/15/11
              Exp. Maturity:     04/15/11   04/15/11   04/15/11   04/15/11   01/15/11   04/15/11   04/15/11   01/15/11
              AL TSY Spread:         1.90       1.90       1.90       1.90       1.92       1.90       1.90       1.92
----------------------------     --------   --------   --------   --------   --------   --------   --------   --------

--------------------------------------------------------------------------------
                                 Treasury Curve
--------------------------------------------------------------------------------

          TSY          Yield                         TSY          Yield
          ---          -----                         ---          -----
         1 YR          4.010
         2 YR          4.222
         5 YR          4.670                        10 YR         5.120

Information herein has been obtained from sources believed to be reliable, but CSI does not warrant its completeness or accuracy. Prices, opinions, and estimates reflect CSI's judgment on the date hereof and are subject to change without notice. This document is not an offer or solicitation for the purchase
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Software Copyright (c) 1989-2000 by WallStreet Analytics, Inc. Tel:
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